Exhibit 99.1
Sonus Networks Reports 2003 Second Quarter Financial Results

    WESTFORD, Mass.--(BUSINESS WIRE)--July 10, 2003--

 Revenues Increase 33% Sequentially, Loss Narrows to $0.01 Per Share; Verizon Deploys Sonus Networks for Select Long Distance VoIP Expansion

    Sonus Networks, Inc. (Nasdaq: SONS), a leading provider of voice infrastructure solutions for the new public network, today reported its financial results for the second quarter ended June 30, 2003.
    Revenues for the second quarter of fiscal 2003 were $21.4 million compared with $16.0 million for the first quarter of fiscal 2003 and $21.3 million for the second quarter of fiscal 2002. Net loss for the second quarter of fiscal 2003 was $3.2 million or $0.01 per share compared with a net loss for the first quarter of fiscal 2003 of $4.4 million or $0.02 per share and a net loss of $17.8 million or $0.09 per share for the second quarter of fiscal 2002.
    Revenues for the first six months of fiscal 2003 were $37.4 million compared with $42.5 million in the same period last year. Net loss for the first six months of fiscal 2003 was $7.6 million or $0.04 per share compared with a net loss for the first six months of fiscal 2002 of $34.0 million or $0.18 per share.
    "We are pleased with the progress that we made in the second quarter, particularly with our 33% sequential revenue growth," said Hassan Ahmed, president and CEO, Sonus Networks. "We executed across all areas of the business - broadening and strengthening our customer base, expanding our leading product offering, bolstering our balance sheet and advancing our drive to profitability."
    Sonus Networks also announced today that Verizon Communications has deployed Sonus' voice infrastructure solutions to support Verizon's delivery of long distance services to select markets. Verizon is now carrying customer traffic on its Sonus infrastructure.
    "Implementing innovative network technologies is a critical component of Verizon's strategy, and we are proud to play a role in supporting the development of Verizon's advanced, next-generation network," continued Ahmed.
    Under the agreement, Verizon is implementing Sonus' GSX9000(TM) Open Services Switch, the Insignus(TM) Softswitch and Sonus Insight(TM) Management System. Verizon has completed the first office application (FOA) and is now expanding its network footprint to additional U.S. markets.
    During the second quarter, Sonus announced deployments with four new customers in North America and in Asia. IDT Corporation is deploying Sonus' voice infrastructure solutions to expand IDT's international reach and to deliver domestic and international calling card services. New York-based Epana Networks has also implemented a Sonus-based network to support the delivery of their prepaid calling services. In Mexico, Unefon is building out a VoIP network with Sonus to provide access services, as well as long distance and enhanced services, to enterprise customers. In Japan, Asia Internet Holdings recently launched its wholesale VoIP service for telecommunications service providers and carriers in the Asia Pacific region based on the Sonus Networks solution.
    Further broadening its leading product offerings, Sonus this quarter introduced its new SMARRT Services(TM) packet-based enhanced services. By combining Sonus' native service capabilities with those of select Open Services Partner Alliance(SM) (OSPA) members, Sonus is now offering a suite of enhanced services, including IP Centrex, prepaid/postpaid calling cards, network based call centers, conferencing, unified communications and voice virtual private networks (VPN).
    Finally, Sonus continued to focus on strengthening its financial position during the quarter. In April, the company completed a public offering of its common stock, adding approximately $57 million to its balance sheet.
    "Our revenue growth, coupled with premier customer wins like Verizon Communications underscores our belief that the packet voice market is entering a new phase," continued Ahmed. "Incumbent carriers are now adopting packet voice solutions and Sonus Networks is proud to be at the forefront of this transition."

    About Sonus Networks

    Sonus Networks, Inc., is a leading provider of packet voice infrastructure products for the new public network. With its Open Services Architecture (OSA), Sonus delivers end-to-end solutions addressing a full range of carrier applications, including trunking, residential access and Centrex, tandem switching, and IP voice termination, as well as enhanced services. Sonus' award-winning voice infrastructure solutions, including media gateways, softswitches and network management systems, are deployed in service provider networks worldwide. Sonus, founded in 1997, is headquartered in Westford, Massachusetts. Additional information on Sonus is available at http://www.sonusnet.com.

    This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Sonus that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Cautionary Statements" section of Sonus' Quarterly Report on Form 10-Q, dated May 9, 2003 and filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the adverse effect of recent developments in the telecommunications industry, the weakened financial position of many service providers, Sonus' ability to grow its customer base, dependence on new product offerings, market acceptance of its products, rapid technological and market change and manufacturing and sourcing risks. In addition, any forward-looking statements represent Sonus' views only as of today and should not be relied upon as representing Sonus' views as of any subsequent date. While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so.

    Sonus is a registered trademark of Sonus Networks. Open Services Architecture, GSX9000, Insignus, Sonus Insight and SMARRT Services are trademarks of Sonus Networks. Open Services Partner Alliance is a service mark of Sonus Networks. All other company and product names may be trademarks of the respective companies with which they are associated.

                         SONUS NETWORKS, INC.
                Condensed Consolidated Balance Sheets
                            (In thousands)

                                                June 30,  December 31,
                                                  2003        2002
                                              (Unaudited)
                   Assets
Current assets:
     Cash, cash equivalents and marketable
      securities                               $161,064     $111,167
     Accounts receivable, net                     6,076        2,956
     Inventories                                 11,552       10,776
     Other current assets                         6,464        3,806
         Total current assets                   185,156      128,705
Property and equipment, net                       7,271       11,174
Purchased intangible assets, net                    632        1,174
Other assets, net                                   365          480

                                               $193,424     $141,533

    Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses      $35,954      $37,521
     Accrued restructuring expenses               1,204        3,143
     Deferred revenue                            34,182       29,235
     Current portion of long-term
      obligations                                 1,431        1,606
          Total current liabilities              72,771       71,505
Long-term obligations, less current portion       2,200        3,293
Convertible subordinated notes                   10,000       10,000
Stockholders' equity:
     Common stock                                   228          207
     Capital in excess of par value             915,698      858,126
     Accumulated deficit                       (805,459)    (797,868)
     Deferred compensation                       (1,748)      (3,469)
     Treasury stock                                (266)        (261)
          Total stockholders' equity            108,453       56,735
                                               $193,424     $141,533


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)
                             (unaudited)

                                      Three months ended June 30, 2003
                                        US GAAP Adjustments Non-GAAP
                                        Results            Results (A)

Revenues                                $21,356        $--   $21,356
Cost of revenues:
 Write-off (benefit) of inventory and
  purchase commitments                       --         --        --
 Other cost of revenues                   8,793         --     8,793
 Total cost of revenues                   8,793         --     8,793
Gross profit                             12,563         --    12,563
Gross profit %                             58.8%                58.8%
Operating expenses:
 Research and development                 8,245         --     8,245
 Sales and marketing                      5,643         --     5,643
 General and administrative               1,188         --     1,188
 Stock-based compensation                   739       (739)       --
 Amort. of goodwill and purchased
  intangible assets                         271       (271)       --
 Restructuring charges (benefit), net        --         --        --

   Total operating expenses              16,086     (1,010)   15,076

Loss from operations                     (3,523)     1,010    (2,513)
Interest expense                           (148)        --      (148)
Interest income                             461         --       461

Net loss                                $(3,210)    $1,010   $(2,200)

Basic and diluted net loss per share     $(0.01)              $(0.01)

Shares used in computation              215,970              215,970


                                      Three months ended June 30, 2002
                                        US GAAP Adjustments Non-GAAP
                                        Results            Results (A)

Revenues                                $21,295        $--   $21,295
Cost of revenues:
 Write-off (benefit) of inventory and
  purchase commitments                       --         --        --
 Other cost of revenues                   9,948         --     9,948
 Total cost of revenues                   9,948         --     9,948
Gross profit                             11,347         --    11,347
Gross profit %                             53.3%                53.3%
Operating expenses:
 Research and development                12,225         --    12,225
 Sales and marketing                      8,280         --     8,280
 General and administrative               1,690         --     1,690
 Stock-based compensation                 5,950     (5,950)       --
 Amort. of goodwill and purchased
  intangible assets                         383       (383)       --
 Restructuring charges (benefit), net     1,013     (1,013)       --

   Total operating expenses              29,541     (7,346)   22,195

Loss from operations                    (18,194)     7,346   (10,848)
Interest expense                           (136)        --      (136)
Interest income                             512         --       512

Net loss                               $(17,818)    $7,346  $(10,472)

Basic and diluted net loss per share     $(0.09)              $(0.06)

Shares used in computation              189,193              189,193


                                     Three months ended March 31, 2003
                                        US GAAP Adjustments Non-GAAP
                                        Results            Results (A)

Revenues                                $16,019        $--   $16,019
Cost of revenues:
 Write-off (benefit) of inventory and
  purchase commitments                     (735)       735        --
 Other cost of revenues                   6,165         --     6,165
 Total cost of revenues                   5,430        735     6,165
Gross profit                             10,589       (735)    9,854
Gross profit %                             66.1%                61.5%
Operating expenses:
 Research and development                 7,702         --     7,702
 Sales and marketing                      5,274         --     5,274
 General and administrative               1,080         --     1,080
 Stock-based compensation                   894       (894)       --
 Amort. of goodwill and purchased
  intangible assets                         271       (271)       --
 Restructuring charges (benefit), net        --         --        --

   Total operating expenses              15,221     (1,165)   14,056

Loss from operations                     (4,632)       430    (4,202)
Interest expense                           (130)        --      (130)
Interest income                             381         --       381

Net loss                                $(4,381)      $430   $(3,951)

Basic and diluted net loss per share     $(0.02)              $(0.02)

Shares used in computation              198,703              198,703

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principles (GAAP). These statements exclude the impact of the write-off (benefit) of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangible assets and restructuring charges (benefit). Sonus' management uses the Non-GAAP financial results as an alternative means for assessing Sonus' quarterly operations. Even though Sonus' management recognizes that Non-GAAP financial results are not a substitute for GAAP results, Non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Result's on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of Non-GAAP financial results.


                         SONUS NETWORKS, INC.
           Condensed Consolidated Statements of Operations
                (In thousands, except per share data)
                             (unaudited)

                                       Six months ended June 30, 2003
                                        US GAAP Adjustments Non GAAP
                                        Results            Results (A)

Revenues                                $37,375        $--    $37,375
Cost of revenues:
 Write-off (benefit) of inventory
  and purchase commitments                 (735)       735         --
 Other cost of revenues                  14,958         --     14,958
 Total cost of revenues                  14,223        735     14,958
Gross profit                             23,152       (735)    22,417
Gross profit %                             61.9%                 60.0%
Operating expenses:
 Research and development                15,947         --     15,947
 Sales and marketing                     10,917         --     10,917
 General and administrative               2,268         --      2,268
 Stock-based compensation                 1,633     (1,633)        --
 Amort. of goodwill and purchased
  intangible assets                         542       (542)        --
 Restructuring charges (benefit), net        --         --         --

   Total operating expenses              31,307     (2,175)    29,132

Loss from operations                     (8,155)     1,440     (6,715)
Interest expense                           (278)        --       (278)
Interest income                             842         --        842

Net loss                                $(7,591)    $1,440    $(6,151)

Basic and diluted net loss per share     $(0.04)               $(0.03)

Shares used in computation              207,483               207,483


                                       Six months ended June 30, 2002
                                        US GAAP Adjustments Non GAAP
                                        Results            Results (A)

Revenues                                $42,453        $--    $42,453
Cost of revenues:
 Write-off (benefit) of inventory
  and purchase commitments                9,434     (9,434)        --
 Other cost of revenues                  19,823         --     19,823
 Total cost of revenues                  29,257     (9,434)    19,823
Gross profit                             13,196      9,434     22,630
Gross profit %                             31.1%                 53.3%
Operating expenses:
 Research and development                26,840         --     26,840
 Sales and marketing                     16,687         --     16,687
 General and administrative               3,156         --      3,156
 Stock-based compensation                11,693    (11,693)        --
 Amort. of goodwill and purchased
  intangible assets                         789       (789)        --
 Restructuring charges (benefit), net   (11,128)    11,128         --

Total operating expenses                 48,037     (1,354)    46,683

Loss from operations                    (34,841)    10,788    (24,053)
Interest expense                           (275)        --       (275)
Interest income                           1,104         --      1,104

Net loss                               $(34,012)   $10,788   $(23,224)

Basic and diluted net loss per share     $(0.18)               $(0.12)

Shares used in computation              187,593               187,593

(A) These Adjusted Condensed Consolidated Statements of Operations are for informational purposes only and are not in accordance with US generally accepted accounting principals (GAAP). These statements exclude the impact of the write-off (benefit) of inventory and purchase commitments, amortization of stock-based compensation, amortization of goodwill and purchased intangible assets and restructuring charges(benefit). Sonus' management uses the non-GAAP financial results as an alternative means for assessing Sonus' quarterly operations. Even though Sonus' management recognizes that non-GAAP financial results are not a substitute for GAAP results, non-GAAP measures are helpful in assisting Sonus' management understand and manage its business. Please refer to the section entitled Explanation of Use of Non-GAAP Financial Results on page 29 of Sonus' Annual Report on Form 10-K, dated March 19, 2003, which explains in detail the use by Sonus' management of non-GAAP financial results.

    CONTACT: Sonus Networks, Inc.
             Investor Relations:
             Jocelyn Philbrook, 978-589-8672
             jphilbrook@sonusnet.com
             or
             Media Relations:
             Tracy Sullivan, 617-275-6518
             tsullivan@greenoughcom.com